SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Deutsche New York Tax-Free Income Fund

The following information replaces similar disclosure contained under the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectuses.

Derivatives. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Inverse Floater Residual Interests”), which are generally held by the fund.

The fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Please Retain This Supplement for Future Reference

April 24, 2017
PROSTKR-814